UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-34889	58-2659667
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Stockholders of Charter Financial Corporation (the “Company”) was held on February 20, 2013 (the “Annual Meeting”). The matters considered and voted on by the Company’s shareholders at the Annual Meeting and the vote of the shareholders was as follows:

Matter 1. The election of Curti M. Johnson and Edward D. Smith to serve as directors for a three-year term and until their successor are elected and qualified.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Curti M. Johnson	15,822,334	942,187	938,224
Edward D. Smith	16,414,787	339,734	948,224

Matter 2. The ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent public accounting firm for the year ending September 30, 2013.

Shares Voted For	Shares Voted Against	Abstentions
17,694,773	3,357	4,615

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date: February 26, 2013	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Chief Financial Officer